Exhibit 99.1

PRESS RELEASE

ENERGY TRANSFER PARTNERS SECOND QUARTER

EARNINGS CONFERENCE CALL TIME CORRECTION

Dallas, Texas – April 10, 2007 – Energy Transfer Partners, L.P. (NYSE:ETP) announced this morning that it had scheduled a conference call for 1:30pm Central Time (12:30pm Eastern Time), Wednesday, April 11, 2007 to discuss the fiscal 2007 second quarter results. Please note that the corrected call time will be at 1:30pm Central which is 2:30pm Eastern Time.

The dial-in number is 1-800-288-8960; participant code: Energy Transfer Partners. The call will be available for replay for a limited time on the company’s website.

The information contained in this press release is available on the Partnership’s website at www.energytransfer.com.

Contacts

Investor Relations:

Energy Transfer

Renee Lorenz

214-981-0700

Media Relations:

Vicki Granado

Gittins & Granado

214-361-0400